SHAREHOLDERS' DEFICIT	3 Months Ended
Mar. 31, 2018
Equity [Abstract]
MEMBERS' EQUITY (DEFICIT)

NOTE 7 - SHAREHOLDERS' DEFICIT

Common shares issued for debt conversion

On January 2, 2018, the former CEO of the Company converted his accrued compensation and other amounts due to him totaling $392,558 into 12,694,893 common shares, or $0.031 per unit. Upon conversion, the Company recorded stock-based compensation of $270,878 based on the commitment date per unit fair value of $0.021 per share.

On March 28, 2018, the Company issued 136,894 common shares upon conversion of convertible debt of $100,000 and accrued interest of $5,833 (See Note 6).

Issuance of common shares for services

On March 7, 2018, the Company entered into a 90-day consulting agreement for business development and lobbying services related to the Company's ballistic resistant technologies.  In connection with this consulting agreement, the Company issued 80,843 common shares to the consultant which were valued at $68,750, or $0.85 per common share, based on contemporaneous common share sales, which will be amortized over the term of the agreement. During the three months ended March 31, 2018, the Company recorded stock-based professional fees of $18,333 and at March 31, 2018, the Company recorded prepaid expenses of $50,417 which will be amortized into professional fees over the remaining term of the agreement.

Common shares issued for exercise of stock options

During the three months ended March 31, 2018, the Company issued 323,373 common shares upon the exercise of 100,000 stock options at $0.031 per share. In connection with this option exercise, the Company received proceeds of $10,000.

Anti-dilution rights on common stock sales

In 2013, pursuant to a subscription agreement, the Company issued 2,425,300 common shares. To the extent that during the Term the Company issues any "down-round" or subsequent investments based upon an enterprise value of less than $2,000,000 ("Dilutive Transaction") (other than an issuance pursuant to an option agreement with an employee or otherwise to compensate an employee, or incident to an acquisition of assets by the Company in which common shares are issued to the seller of such assets) contemporaneously with the Dilutive Transaction, the Company will issue the Investor additional common shares in the Company in an amount which provides them with the ownership percentage interest which they would have held in the Company represented by the common shares purchased by them on this date.

In 2015, pursuant to a subscription agreement, the Company issued 3,880,480 common shares to an entity at $0.77 per common share. This subscriber shall be entitled to anti-dilution protection to the extent that the Company issues any equity in a "down-round" based upon a value of less than $0.77 per Common Share (other than an issuance pursuant to an option agreement with an employee or consultant or otherwise to compensate an employee or consultant, or incident to an acquisition of assets by the Company in which common shares are issued to the seller of such assets ("Dilutive Transaction"). Contemporaneously with the Dilutive Transaction the Company will issue the Subscriber additional common shares in the Company in an amount which provides the investor with the ownership percentage interest in the Company on a fully diluted basis which Subscriber held immediately prior to the Dilutive Transaction.

In 2016, pursuant to a subscription agreement, the Company issued 1,175,902 common shares to an entity at $0.85 per common share. This investor shall be entitled to customary broad-based weighted average anti-dilution protection to the extent that after the date of this subscription agreement the Company issues any equity in a "down round" based upon a value of less than $0.85 per common share, including the issuance of options with an exercise price per share of less than $0.85 to compensate employees or consultants ("Dilutive Transaction"), subject to exclusions for issuances of common shares or options in connection with strategic partnerships, equity kickers to lenders or vendors, mergers or acquisitions. The Company shall give to this investor written notice (an " Issuance Notice") of any proposed issuance by the Company of any Company common shares, or other form of equity interest (excluding issuances of Company options or other equity to compensate employees or consultants and the issuance of shares in connection with strategic partnerships, equity kickers to lenders or vendors, mergers or acquisitions) at least ten business days prior to the proposed issuance date. This investor shall be entitled to purchase their pro rata portion of such shares or other equity interest ("Preemptive Rights"), at the price and on the other terms and conditions specified in the issuance notice.

Common share exercise compensation

As compensation for services commencing on February 1, 2016 and continuing through February 14, 2019, on December 27, 2016, the Company granted a stock option exercise right to an employee of the Company, whereby the employee will received a credit of $5,000 per month towards the cash required to exercise his 750,000 options at $0.31 per share. Accordingly, the employee can exercise options on a cashless basis up to the amount he has been credited. As of March 31, 2018 and December 31, 2017, the employee was credited $130,000 and $115,000 towards the options exercise, respectively.  No cash disbursement will be required by the Company under this provision. The Company recognized compensation expense of $15,000 and $15,000 during the three months ended March 31, 2018 and 2017, respectively, with a corresponding increase to shareholders' equity.

Stock options

For the three months ended March 31, 2018 and 2017, the Company recorded $1,444,933 and $637,420 of compensation and consulting expense related to stock options, respectively. Total unrecognized compensation and consulting expense related to unvested stock options at March 31, 2018 amounted to $5,671,391. The weighted average period over which stock-based compensation expense related to these options will be recognized is approximately two years.

Stock option activities for the three months ended March 31, 2018 are summarized as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balance Outstanding December 31, 2017	14,894,213	0.32	7.63	$7,948,708
Exercised	(100,000)	0.03
Balance Outstanding March 31, 2018	14,794,213	$0.32	7.39	$7,873,188

Exercisable, March 31, 2018	11,298,369	$0.31	6.87	$6,138,895

Warrants

On January 22, 2018, in connection with the SPA with Esousa, the Company issued 293,123 five-year warrants to purchase shares of Company common shares at a purchase price of $0.87 per unit. In April 2018, these warrants were cancelled under a Termination Agreement (see Note 6).

Warrant activities for the three months ended March 31, 2018 are summarized as follows:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balance Outstanding December 31, 2017	-	-	-	$-
Granted	293,123	0.87
Balance Outstanding March 31, 2018	293,123	$0.87	4.92	$551,071

Exercisable, March 31, 2018	293,123	$0.87	4.92	$551,071

Legal matters

The Company received demands from a vendor for non-payment of research and development fees in the amount of $268,695. The Company believed that it was not liable for this amount and vigorously disputed such claim. As of March 31, 2018 and December 31, 2017, the Company reflected accounts payable and accrued expenses of $39,915 and $75,000, respectively, in connection with this claim. In April 2018, the Company entered into a settlement agreement with this vendor (See Note 10).

Prior to the Closing of the Merger, C-Bond received a letter from counsel to Arnold Jay Boisdrenghein/Equity Capital Holding Group, Inc. claiming that such parties were entitled to a finder's fee in connection with the Merger of $25,000 and 1,000,000 post-Merger shares of common stock of WestMountain. The Company intends to vigorously defend this claim. We cannot predict the timing and ultimate outcome of this matter, however we believe the range of possible loss is immaterial to our financial statements.

From time to time, the Company may be involved in litigation related to claims arising out of its operations in the normal course of business. As of March 31, 2018, other than discussed above, the Company is not involved in any pending or threatened legal proceedings that it believes could reasonably be expected to have a material adverse effect on its financial condition, results of operations, or cash flows.

Employment agreements

On August 10, 2013 the Company entered into an employment agreement with the Company's former chief executive officer. Pursuant to this employment agreement, he is to receive cash salary and a 5% commission on equity capital raised for the Company. He also obtained an option to elect to convert all or any part of his future unpaid compensation and benefits into shares of the Company. The conversion price per share (the "Exercise Price") shall be equal to $0.031 per share. The Company determined that the commitment date of the option is August 10, 2013, the date of the employment agreement but no expense shall not be recognized until the contingency of exercise and determination of quantity of options is resolved. Accordingly, in 2013, this option was valued on the commitment date using a Black-Scholes option pricing model with the following assumptions; risk-free interest rate of 1.46%, expected dividend yield of 0%, expected option term of 5.75 years, and an expected volatility of 79% based on comparable volatility. The commitment date per unit fair value amounted to $0.021 per share. On January 2, 2018, the former chief executive officer converted his unpaid compensation into 12,694,893 common shares (see Note 7).

On October 18, 2017, the Company entered into an employment agreement with Mr. Scott Silverman, pursuant to which he serves as the Chief Executive Officer of the Company for an initial term of three years that extends for successive one-year renewal terms unless either party gives 30-days' advance notice of non-renewal. As consideration for these services, the employment agreement provides Mr. Silverman with the following compensation and benefits:

•	An annual base salary of $300,000, with a 10% increase on each anniversary date contingent upon achieving certain performance objectives as set by the Board. Until the Company raises $1,000,000 in debt or equity financing after entering into this agreement, Mr. Silverman will receive ½ of the base salary on a monthly basis with the other ½ being deferred. Upon the financing being raised, Mr. Silverman will receive the deferred portion of his compensation and his base salary will be paid in full moving forward.

•	When the first $500,000 of equity investments is raised by the Company, after entering into this employment agreement, Mr. Silverman will receive a capital raise success bonus of 5% of all equity capital raised from investors/lenders introduced by him to the Company.

•	Annual cash performance bonus opportunity as determined by the Board.

•	An option to acquire 3,000,000 common shares of the Company, with a strike price of $0.31 per unit. These options will vest pro rata on a monthly basis for the term of the employment agreement. On each anniversary, Mr. Silverman will be eligible to be granted a minimum of 500,000 stock options of the Company at a strike price of $0.26 per common unit contingent upon the achievement of certain performance objectives.

•	Certain other employee benefits and perquisites, including reimbursement of necessary and reasonable travel and participation in retirement and welfare benefits.

Mr. Silverman's employment agreement provides that, in the event that his employment is terminated by the Company without "cause" (as defined in his new employment agreement), or if Mr. Silverman resigned for "good reasons" (as defined in his new employment agreement), subject to a complete release of claims, he will be entitled to (i) retain all stock options previously granted; and (ii) receive any benefits then owed or accrued along with one year of base salary and any unreimbursed expenses incurred by him. All amounts shall be paid on the termination date. In the event that Mr. Silverman's employment is terminated by the Company for "cause" (as defined in his employment agreement), or if Mr. Silverman resigned without "good reasons" (as defined in his new employment agreement), subject to a complete release of claims, he will be entitled to receive any unpaid base salary and benefits then owed or accrued and any unreimbursed expenses incurred by him. Additionally, if a change of control (as defined in his employment agreement) occurs during the term of this agreement, all unvested stock options will vest in full and if the valuation of the Company in the change of control transaction is greater than $0.85 per common share, then Mr. Silverman shall be paid a bonus equal to two times his minimum base salary and minimum target bonus. Pursuant to the employment agreement, Mr. Silverman will be subject to a confidentiality covenant, a two-year post-termination non-competition covenant and a two-year post-termination non-solicitation covenant.

On October 12, 2015, the Company entered into an employment agreement with Mr. Vincent Pugliese, which was amended on February 11, 2016 and December 20, 2016. Pursuant to this amended employment agreement, he serves as the Chief Operating Officer of the Company for an initial term until December 20, 2018. He will also assume the title of President and interim Chief Financial Officer.  Either party may terminate the employment by giving 30-days' advance notice of termination. As consideration for these services, the employment agreement provides Mr. Pugliese with the following compensation and benefits:

•	An annual base salary of $180,000.
•	Annual cash performance bonus opportunity as determined by the Board.
•	Certain other employee benefits and perquisites, including reimbursement of necessary and reasonable travel.

In the event of a change of control (as defined in his employment agreement), and within one year thereafter termination of employment for good "cause" (as defined in his employment agreement), by the Company or for "good reason" (as defined in his employment agreement) by Mr. Pugliese, Mr. Pugliese will be entitled to receive, subject to a complete release of all claims, a lump sum payment equal to his current annual base salary within 30 days after termination date. Further, in the event Mr. Pugliese's employment is terminated by the Company for a reason other than for cause then the Company shall continue to pay his regular base salary for one year following the termination date. Pursuant to the employment agreement, Mr. Pugliese will be subject to a confidentiality covenant, a two-year post-termination non-competition covenant and a two-year post-termination non-solicitation covenant.

Licensing agreement

Pursuant to an agreement dated April 8, 2016, between the Company and Rice University, Rice University has granted a non-exclusive license to the Company, in nanotube-based surface treatment for strengthening glass and related materials under Rice's intellectual property rights, to use, make, distribute, offer and sell the licensed products specified in the agreement. In consideration for which, the Company had to pay a one-time non-refundable license fee of $10,000 and royalty payments of 5% of net sales of the licensed products during the term of the agreement and a sell-off period of 180 days from termination, In addition, the Company is required to pay for the maintenance of the patents, This agreement will continue until the expiration of the last to expire of the licensed property rights, unless terminated earlier in accordance with the terms of the agreement. There have been no royalty payments paid or due through March 31, 2018.